UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 19, 2015
Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 440-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
On October 19, 2015, Bonanza Creek Energy, Inc. (the “Company”) entered into that certain Letter Agreement (the “Letter Agreement”) with KeyBank National Association, as administrative agent (the “Administrative Agent”) and as issuing lender, and certain other lenders party to the Credit Agreement (defined below). The Letter Agreement further amends that certain Credit Agreement, dated as of March 29, 2011, by and among the Company, the Administrative Agent and the lenders from time to time party thereto (including all previous amendments thereto, the “Credit Agreement”), to decrease the borrowing base under the Credit Agreement from $550 million to $475 million. The $475 million borrowing base now equals the commitment level under the Credit Agreement.
All other material terms of the Credit Agreement remain unchanged. The foregoing description of the Letter Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Letter Agreement which is attached hereto as Exhibit 10.1.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 19, 2015, the Company issued a press release announcing the semi-annual redetermination of the borrowing base under the Credit Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

10.1
Letter Agreement, dated as of October 19, 2015, to the Credit Agreement, among Bonanza Creek Energy, Inc., KeyBank National Association, as Administrative Agent and as Issuing Lender, and the lenders party thereto.

99.1	Press release issued October 19, 2015 announcing the semi-annual redetermination of the borrowing base under the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Dated: October 20, 2015	By:	/s/ Christopher I. Humber
	Name:	Christopher I. Humber
	Title:	Executive Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Letter Agreement, dated as of October 19, 2015, to the Credit Agreement, among Bonanza Creek Energy, Inc., KeyBank National Association, as Administrative Agent and as Issuing Lender, and the lenders party thereto.

99.1	Press release issued October 19, 2015 announcing the semi-annual redetermination of the borrowing base under the Credit Agreement.